Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated May 13, 2008 for UTeC, Inc., in the Registration Statement on 2nd Amended Form 10/A.

Oklahoma City, Oklahoma

August 25, 2008